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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) December 11, 1995


                       CHINA INDUSTRIAL GROUP, INC.
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          (Exact name of registrant as specified in its charter)


                                 Colorado
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              (State or other jurisdiction of incorporation)

         0-16365                                      84-0974043
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(Commission File Number)                  (IRS Employer Identification No.)


18/f Central Plaza, Suite 1801, 18 Harbour Road, Hong Kong
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (8522) 877-3857

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ITEM 8.   CHANGE IN FISCAL YEAR

     On December 11, 1995, the Board of Directors of the Registrant determined to change its fiscal year end from its current fiscal year end of December 31 to May 31. The Registrant will file within 45 days from the date of its determination to change its fiscal year end, as stated above, a report covering the transition period on Form 10-Q.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 1995               CHINA INDUSTRIAL GROUP, INC.



                                       By: /s/ Benthony Ip
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                                           Benthony Ip
                                           Chief Financial Officer

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